UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 5, 2008

WORTHINGTON INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

Ohio	1-8399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio	43085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(614) 438-3210

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 5, 2008, Worthington Industries, Inc. announced that its joint venture, TWB Company, L.L.C., will now include ThyssenKrupp Tailored Blanks S.A. de C.V., ThyssenKrupp Steel’s Mexican subsidiary. With the contribution of the new Mexican operation, ThyssenKrupp Steel North America will own 55 percent of TWB Company and Worthington Industries 45 percent. By assuming the majority ownership of TWB, ThyssenKrupp Steel furthers the integration of TWB into their worldwide tailored blanks network.

Item 9.01. Financial Statements and Exhibits.

(a)-(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

99.1	News Release issued by Worthington Industries, Inc. on March 5, 2008 related to expansion of presence of joint venture, TWB Company, L.L.C. in Mexico.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date:	March 5, 2008
		By:	/s/ Dale T. Brinkman
Dale T. Brinkman
Vice President-Administration, General Counsel and
Secretary

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